Exhibit 13.01

Certification by the Principal Executive Officer pursuant to
18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of BRF S.A. (the “Company”) does hereby certify, to such officer’s knowledge, that:

(i)           the Annual Report on Form 20-F for the year ended December 31, 2019 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)          the information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 24, 2020

By: /s/ Lorival Nogueira Luz Júnior Name: Lorival Nogueira Luz Júnior Title: Global Chief Executive Officer